================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2000



                              SUNTERRA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                     000-21193                        95-4582157
----------------------------    ------------------------    ---------------------------------
 (State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
       of incorporation)



                             6177 LAKE ELLENOR DRIVE
                             ORLANDO, FLORIDA 32809
                               "WWW.SUNTERRA.COM"
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                  407-532-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS.

              See June Monthly Operating Reports for the 22 non-operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on September 15, 2000 attached hereto as Exhibit 99.1.

              See June Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on September 19, 2000 attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    Exhibits

              EXHIBIT NO.             DESCRIPTION
              -----------             -----------

                 99.1        June monthly operating reports filed
                             September 15, 2000

                 99.2        June monthly operating reports filed
                             September 19, 2000



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUNTERRA CORPORATION
                                             (Registrant)

Date: September 29, 2000                     By /s/ DAVID E. HAWTHORNE
                                                --------------------------------
                                                David E. Hawthorne
                                                Executive Vice President and
                                                Chief Financial Officer

                                       2